UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 9, 2024

DECKERS OUTDOOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36436	95-3015862
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
250 Coromar Drive, Goleta, California 93117

(Address of principal executive offices) (Zip Code)
(805) 967-7611
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DECK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
Board Approval of Forward Stock Split and Authorized Share Increase

On July 9, 2024, the board of directors (the “Board”) of Deckers Outdoor Corporation (the “Company”) approved a six-for-one forward stock split (the “Stock Split”) of the Company’s common stock, par value $0.01 (“Common Stock”), and preferred stock, par value $0.01 (“Preferred Stock”). The Board also approved a proportionate increase in the number of authorized shares of Common Stock from 125,000,000 to 750,000,000 and the number of authorized shares of Preferred Stock from 5,000,0000 to 30,000,000 (the “Authorized Share Increase”). The Stock Split and the Authorized Share Increase are subject to stockholder approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation (the "Charter Amendment”) and the filing of the Charter Amendment with the Secretary of State of the State of Delaware.

The Company intends to include a proposal seeking stockholder approval of the Charter Amendment at the Company’s upcoming annual meeting of stockholders, to be held on September 9, 2024 (the “2024 Annual Meeting”). If the Company’s stockholders approve the Charter Amendment, the Company expects to file the Charter Amendment, and to implement the Stock Split and the Authorized Share Increase, promptly following the 2024 Annual Meeting.

Following stockholder approval and the filing and effectiveness of the Charter Amendment, every one share of Common Stock outstanding on September 6, 2024, the record date for the Stock Split, shall be subdivided and reclassified into six shares of Common Stock, and every one share of Preferred Stock shall be subdivided and reclassified into six shares of Preferred Stock. There are currently no shares of Preferred Stock outstanding.

Subject to final approval by the New York Stock Exchange, trading is currently expected to begin on a post Stock Split adjusted basis at market open on September 17, 2024.

As a result of the Stock Split, proportionate adjustments will be made to the number of shares of Common Stock issuable under the Company’s equity incentive plans and the number of shares underlying outstanding equity awards, as well as to the exercise price of any outstanding stock options.

The Board reserves the right to abandon the Stock Split and the Authorized Share Increase at any time prior to effectiveness of the Certificate of Amendment, even if approved by the stockholders.

Issuance of Press Release

A copy of the press release announcing Board approval of the Stock Split and the Authorized Share Increase is furnished hereto as Exhibit 99.1. The information contained in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in connection with the proposal to approve the Charter Amendment and effect the Stock Split and the Authorized Share Increase (the “Charter Amendment Proposal”) to be submitted to the Company’s stockholders at the 2024 Annual Meeting. This Current Report on Form 8-K (this “Current Report”) does not contain all the information that should be considered by Company stockholders concerning the Charter Amendment Proposal and is not intended to form the basis of any voting decision in respect of the Charter Amendment Proposal. In connection with the Charter Amendment Proposal and the other matters to be considered at the 2024 Annual Meeting, the Company plans to file a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission (the "SEC"). Once available, stockholders and other interested persons are encouraged to read the definitive proxy statement and other relevant documents filed with the SEC. Investors and other interested parties will be able to obtain the proxy materials free of charge on the Company’s investor relations website, www.ir.deckers.com, or on the SEC’s website, www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Charter Amendment Proposal. Information regarding the directors and executive officers, including a description of their interests in the Company, can be found in the Company’s proxy materials to be filed in connection with the 2024 Annual Meeting, which will be available free of charge on the websites indicated above.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements other than statements of historical fact contained in this Current Report, including statements regarding the expected timing of the 2024 Annual Meeting, the outcome of voting with respect to the Charter Amendment Proposal, the implementation and timing of the Stock Split and the Authorized Share Increase, and the timing of trading on a post-Stock Split basis. Such statements often include words such as "anticipate," "believe," “could,” "estimate," "expect," "intend," "may," “plan,” “predict,” "project," "should," "will," or “would,” and similar expressions or the negative of these expressions.

Forward-looking statements represent our management’s current expectations and predictions about trends affecting our business and industry and are based on information available as of the time such statements are made. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy or completeness. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements predicted, assumed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause our actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2024, as well as in our Quarterly Reports on Form 10-Q and other filings with the SEC.

Any forward-looking statement made by us in this Current Report is based only on information currently available to us and speaks only as of the date on which it is made. Except as required by applicable law or the listing rules of the New York Stock Exchange, we expressly disclaim any intent or obligation to update any forward-looking statements, or to update the reasons actual results could differ materially from those expressed or implied by these forward-looking statements, whether to conform such statements to actual results or changes in our expectations, or as a result of the availability of new information.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description.
99.1	Press Release, dated July 12, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2024
Deckers Outdoor Corporation
/s/ Steven J. Fasching
Steven J. Fasching, Chief Financial Officer